EXHIBIT 10.3

SCHEDULE OF PARTIES TO THE EMPLOYMENT AGREEMENT

Each of the parties identified in the table below is party to an employment agreement with Advanced Medical Optics, Inc. substantially in the form attached to the Advanced Medical Optics, Inc. Form 10 as Exhibit 10.6(a). Each party’s employment agreement is identical except for such party’s base salary, position, agreement date and prior agreements, each of which is set forth in the table below. The Agreements of Messrs. Meier and Trenary were amended in October 2004 for the purpose of reflecting their new titles and adjusted salaries.

EMPLOYEE NAME	BASE SALARY	POSITION	AGREEMENT DATE	PRIOR AGREEMENTS
Aimee S. Weisner	$215,000	Corporate Vice President, General Counsel and Secretary	January 18, 2002	Retention Agreement among the Company, Allergan and the Executive dated January 18, 2002

Jane E. Rady	$250,000	Corporate Vice President, Strategy and Technology	April 8, 2002	Agreement between Allergan and Executive dated April 8, 2002

C. Russell Trenary III	$300,000	Corporate Vice President and Chief Marketing Officer	April 24, 2002, amended October 1, 2004	Agreement between Allergan and Executive dated April 24, 2002

Richard A. Meier	$375,900	Executive Vice President of Operations and Finance, and Chief Financial Officer	April 8, 2002, amended October 1, 2004	Agreement between Allergan and Executive dated April 8, 2002